UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 22, 2017
Date of report (Date of earliest event reported)
_____________________________
TERRAVIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080
(Address of Principal Executive Offices)

94080
(Zip Code)

(650) 780-4777
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 22, 2017, TerraVia Holdings, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). As of March 23, 2017, the record date for the meeting, there were 100,928,901 shares of common stock and 26,750 shares of Series A Preferred Stock entitled to vote at the Annual Meeting. Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal. These proposals are described in greater detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2017.

1.
The stockholders considered a proposal to elect each of Jonathan S. Wolfson and Gary M. Pfeiffer to serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified. For this proposal, the shares of our common stock and Series A Preferred Stock (on an as-converted basis) voted together as one class. The nominees were elected based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class

Nominees	For	Withheld	Broker Non-Votes
Jonathan S. Wolfson	23,067,802	21,497,450	46,088,433
Gary M. Pfeiffer	24,897,471	19,667,781	46,088,433

2.
The stockholders considered a proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized shares of our common stock from 225,000,000 shares to 337,500,000 shares. Approval of this proposal required the affirmative vote of a majority of the outstanding shares of our common stock and our Series A Preferred Stock (on an as-converted basis) voting together as one class, and a majority of the outstanding shares of our common stock as a separate class. The proposal was approved based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class

For	Against	Abstain
82,328,981	7,532,943	791,761

Common Stock Voting as a Separate Class

For	Against	Abstain
74,953,981	7,532,943	791,761

3.
The stockholders considered a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This proposal was approved based upon the following votes:

Common Stock and Series A Preferred Stock (as converted) Voting Together as One Class

For	Against	Abstain
89,856,800	535,683	261,202

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date:	May 23, 2017	By:	/s/ TYLER W. PAINTER
Tyler W. Painter
Chief Operating Officer and Chief Financial Officer